CONSECO SERIES TRUST

                         SUPPLEMENT DATED JULY 27, 2000
                       TO THE PROSPECTUS DATED MAY 1, 2000

The following disclosure replaces the information for Peter Anderson, under the heading titled, " Portfolio Managers of Conseco Series Trust":


HIGH YIELD PORTFOLIO:
---------------------

ROBERT L. COOK, CFA, VICE PRESIDENT, PORTFOLIO MANAGER
CONSECO CAPITAL MANAGEMENT, INC.

At CCM, Mr. Cook is a senior member of CCM's research group focusing on investments in the gaming, lodging, leisure and wireless telecommunication industries. He has the responsibility of co-managing approximately $300 million in high yield total return portfolios. He is also a high yield portfolio manager for other affiliated investment companies.


ERIC D. TODD, CFA, VICE PRESIDENT, PORTFOLIO MANAGER
CONSECO CAPITAL MANAGEMENT, INC.

At CCM, Mr. Todd is the portfolio manager for collateralized bond obligations, which encompasses $1.4 billion in high yield assets and $420 million in investment grade assets. Mr. Todd also co-manages high yield total return portfolios and is responsible for the oversight of CCM's private investment funds. He is also a high yield portfolio manager for other affiliated investment companies.